Exhibit 10.27
TENNESSEE VALLEY AUTHORITY
COAL SUPPLY & ORIGINATION
1101 Market Street, MR 2A-C
Chattanooga, Tennessee 37402-2801
CONTRACT SUPPLEMENT

TO:	Armstrong Coal Company, Inc.	Supplement No.	3
	7701 Forsyth Boulevard - 10th Floor	Date	October 15, 2010
	St. Louis, Missouri 63105	Group-Contract No.	635-40685
		Plant	Paradise
		Name of Mine	Parkway
Attention: Mr. Martin Wilson
This confirms the following recent agreement between the parties, involving Tate Rich representing Armstrong Coal Company, Inc. (“Armstrong”), and Connie Gazaway representing TVA:
1. TVA has claimed Force Majeure on 103,840 tons of coal under Group-Contract No. 635-40685 at Paradise Fossil Plant (“Plant”) in calendar year 2010 due to events at the Plant. TVA and Armstrong have mutually agreed to ship these tons in the 4th quarter of calendar year 2010 at a price reduction of $5.00 per ton or $51.71 per ton.
All other terms and conditions of the contract remain unchanged.
Please complete the acceptance below and return a signed copy of this contract supplement to this office. You should retain the other signed copy for your files.

Accepted	Armstrong Coal Co.	TENNESSEE VALLEY AUTHORITY
Company

By	/s/ Martin D. Wilson	/s/ Connie S. Gazaway
	Signature	Connie S. Gazaway
Senior Fuel Transportation Specialist

President		/s/

Title		Contract Support Specialist

10/27/10		/s/

Date		Manager of Coal Supply
TVA SENSITIVE INFORMATION